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                                                                 EXHIBIT 10.14.1

                                                                   Loan No. 1440

              JUNIOR LIENOR'S CONSENT AND SUBORDINATION AGREEMENT

        NOTICE: THIS JUNIOR LIENOR CONSENT AND SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY REMAINING SUBJECT TO AND OF A LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST AS MODIFIED BY THE FOREGOING MODIFICATION AGREEMENT.

The undersigned ("Junior Lienor"), as owner and holder of a security interest ("Junior Security Interest") evidenced by that certain unrecorded Lease, which is junior, subordinate and subject to the terms, covenants, conditions and restrictions of the Deed of Trust, as modified by the foregoing Modification Agreement, hereby acknowledges its consent to the terms and provisions of the foregoing Modification Agreement and the transactions contemplated thereby. The undersigned further reaffirms the full force and effectiveness of that certain Subordination Agreement, dated December 22, 2000, between the undersigned and Communications & Power Industries Holding Corporation, a Delaware corporation and acknowledges that the Junior Security Interest is junior, subordinate and subject to the Deed of Trust, as modified by the foregoing Modification Agreement.

        NOTICE: THE LOAN DOCUMENTS MAY CONTAIN A PROVISION WHICH MAY ALLOW THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO EXPEND A PORTION OF THE LOAN FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

Agreed and Acknowledged:


Dated as of:  June 1, 2002              "JUNIOR LIENOR"

                                        COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation

                                        By:
                                             --------------------------------
                                        Its:
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